20th Addendum to the BioCentiv – 4-Antibody Lease Agreement from 11/01/2010

BioCentiv [logo]

20th Addendum
to Lease Agreement No. 01/2003
from 12/01/2002

BioCentiv GmbH        (Lessor)
and             4-Antibody AG        (Lessee)

amend the above-mentioned Lease Agreement on the basis of the application of BioCentiv GmbH to the State Administration Office of Thuringia from 09/08/2010 (Annex 1 to this Addendum) and its approval from 10/05/2010 (Annex 2 to this Addendum) as follows:

Section 3 Term of lease, termination

The lease term is extended by three years until 02/28/2014.

The Lessee is granted the option of extending the lease for another two years. The Lessee must decide about exercising this option at least nine months before the expiry of the lease (05/31/2013).

A termination notice period of 12 months is agreed upon for the term of the lease.

The Lessor has the right to terminate the lease according to the contract, especially when other small and medium-sized companies express the need to use spaces in the BioInstrumentezentrum, and such need cannot be fulfilled otherwise. Such need must be demonstrated to the Lessee.

Section 4 Rent, other payments

The basis for the calculation of the rent starting from 03/01/2011 is the expert opinion of the Expert Office of Roland Fehler, Bad Langensalza, from 07/02/2008 (Annex 3 to this Agreement).

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20th Addendum to the BioCentiv – 4-Antibody Lease Agreement from 11/01/2010

BioCentiv [logo]

Therefore, the following rent is payable starting March 2011:

Subtotal rent, net	€7,742.81
Center’s flat charge	€739.55
Prepaid incidental expenses	€4,000.00
Total rent, net	€12,482.36
19% VAT	€2,371.65
Total rent, gross	€14,854.01

Jena, 11/01/2010

BioCentiv GmbH	4-Antibody AG Germany Branch
[signature] Dr. Klaus Ullrich Director	[signature] Dr. Ulf Grawunder Authorized Agent	[signature] Dr. Eva-Maria Stegemann Authorized Agent

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Leased Properties in the Period (03/01/2011–02/28/2014)

Debtor/Lessee:        18 / 4-Antibody AG        Contract Type:    Standard Agreement
Contract No.:        01/2003
Contract Term:        03/01/2003–02/28/2014        Status:        active

Leased Property	Area	Type of Use	Price per m2	Rent	Flat Charge	Prepaid Operating Costs
	0.00 m2		€0.00	€0.00	€0.00	€0.00
Open Space SP 06 – Outdoor Parking Space	1.00 m2		€30.00	€30.00	€0.00	€0.00
Open Space SP 08 – Outdoor Parking Space	1.00 m2		€30.00	€30.00	€0.00	€0.00
Open Space SP 09 – Outdoor Parking Space	1.00 m2		€30.00	€30.00	€0.00	€0.00
Open Space TG1 03 – Underground Parking Space	1.00 m2		€40.00	€40.00	€0.00	€0.00
Open Space TG1 04 – Underground Parking Space	1.00 m2		€40.00	€40.00	€0.00	€0.00
Open Space TG1 10 – Underground Parking Space	1.00 m2		€40.00	€40.00	€0.00	€0.00
Open Space TG1 13 – Underground Parking Space	1.00 m2		€40.00	€40.00	€0.00	€0.00
Open Space TG1 37 – Underground Parking Space	1.00 m2		€40.00	€40.00	€0.00	€0.00
Open Space TG1 41 – Underground Parking Space	1.00 m2		€40.00	€40.00	€0.00	€0.00
Open Space TG1 47 – Underground Parking Space	1.00 m2		€40.00	€40.00	€0.00	€0.00
Open Space TG1 48 – Underground Parking Space	1.00 m2		€40.00	€40.00	€0.00	€0.00
Open Space TG1 49 – Underground Parking Space	1.00 m2		€40.00	€40.00	€0.00	€0.00
Room 1.201	26.26 m2	2.1 Office Spaces	€8.00	€210.08	€39.39	€0.00
Room 1.202	26.57 m2	2.1 Office Spaces	€8.00	€212.56	€39.86	€2,000.00
Room 1.203	47.54 m2	3.3. Technological Lab	€17.00	€808.18	€71.31	€400.00
Room 1.204	49.35 m2	3.3. Technological Lab	€17.00	€838.95	€74.03	€600.00
Room 1.205	48.93 m2	3.3. Technological Lab	€17.00	€831.81	€73.40	€600.00
Room 1.206	49.70 m2	3.3. Technological Lab	€17.00	€844.90	€74.55	€0.00
Room 1.207	51.77 m2	3.3. Technological Lab	€17.00	€880.09	€77.66	€0.00
Room 1.208	42.66 m2	3.3. Technological Lab	€15.50	€661.23	€63.99	€0.00
Room 1.209	6.31 m2	4.1 Storage spaces	€5.00	€31.55	€9.47	€0.00
Room 2.301	26.20 m2	2.1 Office Spaces	€8.00	€209.60	€39.30	€0.00
Room 2.303	49.07 m2	3.3. Technological Lab	€17.00	€834.19	€73.61	€400.00
Room 2.305	48.86 m2	3.3. Technological Lab	€17.00	€830.62	€73.29	€0.00
Room 2.309	6.31 m2	4.1 Storage spaces	€5.00	€31.55	€9.47	€0.00
Room M1.014.4	7.90 m2	4.1 Storage spaces	€5.00	€39.50	€11.85	€0.00
Room M1.014.5	5.60 m2	4.1 Storage spaces	€5.00	€28.00	€8.40	€0.00

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Monday, 11/01/2010	Innocad®	Page 1 of 2